UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


        Date of Report (Date of earliest event reported): June 23, 1998


                              ALLTEL CORPORATION
             (Exact name of registrant as specified in its charter)



     Delaware                           1-4996                   34-0868285
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
 of incorporation or                                        Identification No.)
 organization)



One Allied Drive, Little Rock, Arkansas                       72202
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (501)905-8000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

     On June 23, 1998, ALLTEL Corporation ("ALLTEL") issued a Press Release announcing that shareholders of ALLTEL and 360 Communications Company ("360") have approved the merger of the two companies. In addition, ALLTEL also announced that the Federal Communications Commission has approved the transaction. A copy of the Press Release is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

    Exhibit 99.1 Press Release, dated June 23, 1998 of ALLTEL Corporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



ALLTEL CORPORATION
(Registrant)


By:/S/Jerry M. Green
      Jerry M. Green
      Treasurer

June 23, 1998

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                                 EXHIBIT INDEX

Exhibit
Number                     Description of Exhibits

99.1        Press Release of ALLTEL Corporation, dated June 23, 1998.

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